Putnam
                                            Tax-Free
                                            Insured
                                            Fund

                                 [picture of book]

ANNUAL REPORT
July 31, 1995

                                [Putnam logo]
                    B O S T O N * L O N D O N * T O K Y O

Performance highlights

* "Those investors who are more agnostic in their beliefs about the ultimate rewards from stocks can realize much the same in the here and now from a rather more mundane medium, municipal bond funds. Many yield the equivalent of the 10% returns promised by equities, after taxes are taken into account."
  --Barron's, August 7, 1995


FISCAL 1995 RESULTS AT A GLANCE


                                                       Class A                  Class B
Total return:                                        NAV         POP        NAV          CDSC
 ....................................................................................................
(change in value during
period plus reinvested
distributions)
12 months ended 7/31/95                            7.21%       2.13%      6.53%       1.53%
                                      Class A    Class B                       Class M
 Share value:               NAV           POP        NAV                    NAV           POP
 ....................................................................................................
7/31/94                  $14.67        $15.40     $14.68                     --           --
6/1/95                       --            --         --                 $15.11       $15.62
7/31/95                   14.86         15.60      14.87                  14.86        15.36
                                                          Short-term
Distributions:          No.            Income       capital gains(1)                   Total
 ....................................................................................................
Class A                 13          $0.818128                 $0.005               $0.823128
Class B                 13           0.725191                  0.005                0.730191
Class M                  2           0.117894                     --                0.117894
Current return:             NAV           POP        NAV
 ....................................................................................................
End of period
Current dividend rate(2)  5.43%         5.17%      4.78%
Taxable equivalent(3)     8.99          8.56       7.91
Current 30-day
SEC yield(4)              5.30          5.05       4.62
Taxable equivalent(3)     8.77          8.36       7.65


Performance data represent past results and will differ for each share class. For performance over longer periods, see pages 9 and 10. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares, which became effective 6/1/95. CDSC for class B shares assumes 5% maximum contingent deferred sales charge. Performance for class M shares is not shown because of the brevity of the reporting period. (1)Capital gains are taxable for federal and in most cases state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes. (2)Income portion of most recent distribution, annualized and divided by NAV or POP at end of period. (3)Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous. (4)Based only on investment income, calculated using SEC guidelines.

From the Chairman

                                                      [photo of George Putnam]
                                                              (C)Karsh, Ottawa

Dear Shareholder:

So far in 1995, the bond market has amply rewarded investors who chose to stay the course last year. Virtually all fixed-income investments took substantial steps toward a recovery from 1994's declines. However, while taxable bonds have shown continuing strength over the past few months, municipal bonds have made little headway since early April.

It is important to keep in mind, though, that while debate in Washington over tax reform has caused some uncertainty in the municipal-bond market, it has also created opportunities. Values of tax-free bonds, relative to their taxable counterparts, are extremely attractive at present. The Federal Reserve Board's willingness in July to lower its target for the federal funds rate was also a sign that a bond-friendly environment of moderate growth with low inflation may continue over the near term. There can be no assurance, of course, against changes in the economic landscape later in 1995.

In the following report, Richard Wyke, fund manager of Putnam Tax-Free Insured Fund, reviews the fund's performance during the fiscal year ended July 31, 1995, and presents his views on the fiscal year ahead.


Respectfully yours,
/s/ George Putnam
George Putnam
Chairman of the Trustees
September 15, 1995

Report from the fund manager
Richard P. Wyke

The inhospitable market environment that greeted Putnam Tax-Free Insured Fund at the outset of fiscal 1995 gave way to much more favorable conditions as the period progressed. Over the first half of the fiscal year, returns for class A shares were modestly positive: 0.64% at net asset value. But by July 31, 1995, the fund was able to close fiscal 1995 with much stronger results: gains of 7.21% for class A shares and 6.53% for class B shares, both at net asset value. The dramatic turnaround in the municipal market may bring to mind the popular expression, "It's not over 'til the fat lady sings."

*  EXTENDED RALLY ENABLED MUNICIPALS TO RECOUP LOSSES
The signs of hope that kept us cautiously optimistic during the municipal market's tumult last fall materialized in full measure this past spring. Sentiment toward fixed-income investing began to change visibly in January as investors regained confidence in the Federal Reserve Board's ability to curb inflation. As a result, February's interest rate increase--the seventh in a year-long series--caused barely a ripple in the market.

Additionally, the long-anticipated supply/demand imbalance finally emerged as issuance of new municipal bonds dwindled to the lowest levels since 1990. These factors, along with a slowing economy, diminished inflation fears, and sustained demand for tax relief, combined to fuel one of the most impressive municipal bond market rallies in recent memory--effectively erasing all the losses sustained in 1994.

*  FLAT-TAX, ORANGE COUNTY WOES KEEP RALLY IN CHECK
Municipal-bond prices, however, have not quite kept pace with high-flying U.S. Treasury bonds recently. Although the broad fixed-income market soared to new heights prior to--and on the heels of--the Fed's 0.25% interest-rate cut in July, municipal-bond price appreciation remained low relative to that of Treasuries.

In our opinion, this lagging performance does not reflect any deterioration in the fundamental characteristics of the municipal-bond market. Instead, we attribute it to two intangible influences. The first was a growing lack of investor confidence in municipalities' ability to meet their obligations, a result of the lingering effects of the Orange County, California, bankruptcy. The second was the adverse investor reaction to the perceived effects of the flat-tax proposal now headed for debate in Washington. A flat tax, which is just one of many tax-reform proposals that will be considered by Congress, would deprive municipal bonds of their tax advantage over other investments.

While we recognize that the current uncertainty may be somewhat justified, it is our opinion that investors seem to be overlooking some critical points: most municipalities' finances are not in the same desperate condition as Orange County's, nor is the passage of a flat tax a certainty. We believe that any overhaul of the income-tax system most likely will not occur until after the 1996 election and, if enacted at all, will probably bear little resemblance to current proposals.

[typeset representation of bar chart]

TOP FIVE STATE CONCENTRATIONS*

California     15.6%
New York       11.6%
Florida         9.2%
Texas           7.9%
Pennsylvania    7.4%

*As a percentage of net assets on 7/31/95.
 Holdings will vary over time.

*  FUND PERFORMANCE DRIVEN BY SEVERAL STRATEGIES
One of the driving forces behind your fund's 1995 comeback was its relatively long average duration--approximately 8-1/2 years at period's end. Duration is a mathematical formula used to assess a portfolio's price volatility; the longer the duration, the greater the price appreciation when interest rates decline, as they did over the past several months. When interest rates increase, prices decline.

Although in our semiannual report we discussed taking a more defensive stance by shortening duration, we did not follow through with this approach. We realized the then-fledgling rally promised to be one of the strongest we've seen in some time and opted to take greater advantage of the opportunities it offered.

We did, however, sell some of the fund's intermediate-term and longest-term holdings in order to regroup assets into bonds with maturities ranging between 15 and 25 years. Bonds in this maturity range tend to enjoy better sponsorship in the market during periods of reduced liquidity, such as we have experienced this summer.

Another strategy that fueled performance involved increasing the fund's exposure to states experiencing a near-term oversupply of bonds. New York is one example. Confident that demand would once again exceed supply in the longer term, we increased the portfolio's allocation of New York bonds to 11.6% of net assets by the end of the fiscal year, up from 6.8% last July. The recent outperformance of New York insured municipal bonds relative to other state-insured bonds shows that this approach has merit.

Lastly, the portfolio's allocation to yield-enhancing industry sectors continues to help the fund. Worth mentioning are two pockets of emphasis: prerefunded bonds and housing bonds, composing approximately 12% and 10% of your fund's net assets, respectively, at fiscal year end. We continue to favor prerefunded bonds because they tend to boost the fund's yield potential while contributing to the overall consistency of performance throughout an interest-rate cycle. Housing bonds hold their appeal despite their prepayment risk--which we believe is acceptable for a portion of the fund--because they function as the portfolio's yield core.

[typeset representation of line chart]

YIELD CURVES OF TAXABLE AND TAX-FREE BONDS

          AAA-rated         U.S. Treasury   Taxable-equivalent
Year    Municipal Bonds      securities     municipal bond yield
 1           3.7                5.66               6.13
 2           3.9                5.88               6.46
 3           4.1                6.02               6.79
 4           4.25               6.08               7.04
 5           4.4                6.15               7.28
 7           4.65               6.27               7.7
10           4.96               6.43               8.21
15           5.51               6.54               9.12
20           5.77               6.64               9.55
25           5.85               6.75               9.69
30           5.87               6.86               9.72

Chart compares yields of taxable U.S. Treasury securities and tax-free AAA-rated municipal bonds of varying maturities on 7/31/95. The taxable-equivalent for municipal bonds assumes the maximum 39.6% federal income tax rate. Returns would not be as advantageous for investors in lower tax brackets. No assurance can be made that the fund will attain any particular yield. Unlike municipal bonds, principal and interest payments on U.S. Treasury securities are backed by the full faith and credit of the U.S. government; market prices and investment returns will vary and are not guaranteed. Source: Bloomberg.

*  VALUE TO BE FOUND IN MUNICIPAL BONDS
As we begin fiscal 1996, moderate economic growth, low inflation, and low interest rates characterize the investment environment. We believe the disinflationary forces in the global market today are powerful enough to keep interest rates at current market levels, enabling fixed-income securities to offer attractive real rates of return. graphic

We believe municipal bonds, in particular, offer the greatest relative value, although there can be no assurance of this. Because municipal bonds have not experienced the same magnitude of price appreciation as 30-year Treasury bonds, they are currently yielding approximately 90% of Treasury yields--before taxes are taken into account (see chart above). In addition, nearly $50 billion worth of municipal bonds were called or redeemed in June and July, further contracting supply. Although the cash flow generated by the redemptions has not yet found its way back into the municipal market, we believe that if and when it does the renewed demand may push prices higher.

The big unknown going forward is how tax-reform will unfold and how it will impact municipal-bond investors psychologically. Rest assured, however, we will keep a watchful eye on all developments and take into consideration the possible effects of any reform when mapping out our investment strategy.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/95, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund. We show total return in two ways: on a cumulative long-term basis, and on average how the fund might have grown each year over varying periods. For comparative purposes, we show how the fund performed relative to appropriate indexes and benchmarks.

Performance should always be considered in light of a fund's investment strategy. Putnam Tax-Free Insured Fund is for investors seeking high current income free from federal income tax through investments primarily in insured investment-grade tax-exempt securities.

TOTAL RETURN FOR PERIODS ENDED 7/31/95

                        Class A             Class B
                      NAV      POP      NAV       CDSC
--------------------------------------------------------

1 year               7.21%     2.13%     6.53%     1.53%
--------------------------------------------------------
3 years                 --       --     13.99     11.09
Annual average          --       --      4.46      3.57
--------------------------------------------------------
5 years                 --       --     38.31     36.31
Annual average          --       --      6.70      6.39
--------------------------------------------------------
Life-of-class        4.55     -0.41    119.13    119.13
Annual average       2.42     -0.22      8.26      8.26
--------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 6/30/95
(most recent calendar quarter)

                        Class A             Class B
                      NAV      POP      NAV       CDSC
---------------------------------------------------------
1 year               8.28%     3.15%     7.66%     2.66%
---------------------------------------------------------
3 years                 --       --     17.28     14.31
Annual average          --       --      5.46      4.56
--------------------------------------------------------
5 years                 --       --     39.65     37.65
Annual average          --       --      6.91      6.60
--------------------------------------------------------
Life-of-class        3.78     -1.14    117.79    117.79
Annual average       2.11     -0.64      8.26      8.26
--------------------------------------------------------

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. The fund began investment operations on 9/9/85, offering shares now known as class B. Class A shares were offered as of 9/20/93 and class M shares as of 6/1/95. Performance for class M shares is not shown because of the brevity of the reporting period. Data shown represent past results, will differ for each share class, and are not indicative of future performance. Investment returns and principal value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost.

[typeset representation of line chart]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000
investment since 9/9/85 (commencement of operations)

                           Lehman
                Fund's      Bros.
               Class B    Municipal   Consumer
              shares at     Bond       Price
                CDSC       Index       Index
 9/9/85        10,000      10,000      10,000
7/31/86        11,734      11,781      10,139
7/31/87        12,357      12,850      10,537
7/31/88        13,252      13,753      10,972
7/31/89        15,016      15,428      11,519
7/31/90        15,841      16,497      12,074
7/31/91        16,917      17,938      12,611
7/31/92        19,222      20,402      13,009
7/31/93        20,568      22,206      13,370
7/31/94        20,569      22,622      13,741
7/31/95        21,913      24,403      14,120


Past performance is no assurance of future results. A $10,000 investment in the fund's class A shares at inception on 9/20/93 would have been valued at $10,455 at net asset value on 7/31/95 ($9,959 at the maximum 4.75% sales charge).


TERMS AND DEFINITIONS
Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE INDEX RETURNS FOR PERIOD ENDED 7/31/95

                                             Lehman Bros.
                         Consumer           Municipal Bond
                        Price Index              Index
----------------------------------------------------------
1 year                      2.76%                 7.87%
--------------------------------------------------------
3 years                     8.54                 19.61
Annual average              2.77                  6.15
-------------------------------------------------------
5 years                    16.95                 47.92
Annual average              3.18                  8.15
-------------------------------------------------------
Life of class A             5.10                  6.44
Annual average              2.71                  3.41
-------------------------------------------------------
Life of class B            41.20                144.03
Annual average              3.55                  9.44
-------------------------------------------------------

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Report of Independent Accountants
For the fiscal year ended July 31, 1995

To the Trustees and Shareholders of Putnam Tax-Free Insured
Fund (a series of Putnam Tax-Free Income Trust)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free Insured Fund (the "fund") (a series of Putnam Tax-Free Income Trust) at July 31, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at July 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
September 14, 1995

Portfolio of investments owned
July 31, 1995

         Key to Abbreviations
         AMBAC            -- AMBAC Indemnity Corporation
         BIGI             -- Bond Investor Guaranty Insurance
         CGIC             -- Capital Guaranty Insurance Corporation
         COP              -- Certificate of Participation
         FGIC             -- Federal Guaranty Insurance Corporation
         FSA              -- Financial Security Assurance
         G.O. Bonds       -- General Obligation Bonds
         GNMA Coll.       -- Government National Mortgage Association Collateralized
         IFB              -- Inverse Floating Bonds
         MBIA             -- Municipal Bond Investors Assurance Corporation
         VRDN             -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.2%)*
PRINCIPAL AMOUNT                                             RATINGS**        VALUE
Alaska (0.1%)
----------------------------------------------------------------------------------------
$   275,000    AK Hsg. Fin. Corp. Home Mtge. Rev. Bonds
                Ser. A, GNMA, Coll. 8-3/8s, 12/1/16              AAA      $    286,000
Arizona (1.4%)
----------------------------------------------------------------------------------------
               AZ State Muni. Fin. Program COP
  1,000,000     Ser. 31, BIGI, 7-1/4s, 8/1/09                    AAA         1,148,750
  5,700,000     Ser. 34, BIGI, 7-1/4s, 8/1/09                    AAA         6,547,875
                                                                          -------------
                                                                             7,696,625
California (15.6%)
---------------------------------------------------------------------------------------
  8,000,000    CA State G.O. Bonds, FSA 5-1/2s, 3/1/20           AAA         7,350,000
  3,000,000    CA Statewide Cmntys. Dev. Auth. Step-Up
                Recovery Floater COP (Motion Picture &
                TV), AMBAC, 5.35s, 1/1/24                        AAA         2,726,250
               LA Cnty. Tran. Comm. Sales Tax Rev. Bonds
  2,500,000     Ser. A, FGIC, 6-3/4s, 7/1/20                     AAA         2,834,375
  3,000,000     Ser. B, AMBAC, 6-1/2s, 7/1/13                    AAA         3,116,250
               LA Cnty. Tran. Comm. Sales Tax Rev. Bonds
                (Proposition C), Ser. A, MBIA
  4,000,000     6-3/4s, 7/1/19                                   AAA         4,575,000
  3,455,000     6-1/2s, 7/1/20                                   AAA         3,899,831
  5,000,000    Los Angeles, Dept. Wtr. & Pwr. Elec. Plant
                Rev. Bonds (2nd Issue Electric Plant),
                MBIA, 5-1/4s, 11/15/26                           AAA         4,450,000
 10,000,000    Orange Cnty., Recvy. Rev. Bonds Ser. A,
                MBIA, 5-3/4s, 6/1/15                             AAA         9,375,000
 20,000,000    Paramount Redev. Agcy. Tax Allocation Rev.
                Bonds MBIA, 6-1/4s, 8/1/23                       AAA        20,200,000
  5,000,000    Sacramento, Muni. Util. Dist. Elec. Rev.
                Bonds Ser. Y, MBIA, 6-3/4s, 9/1/19               AAA         5,681,250
  8,000,000    San Bernardino Cnty., COP (Med. Ctr. Fin.
                Project), Ser. A, MBIA, 5-1/2s, 8/1/15           AAA         7,370,000
  5,000,000    San Diego, Regl. Bldg. Auth. Lease Rev.
                Bonds MBIA, 6.9s, 5/1/23                         AAA         5,006,250

13

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                             RATINGS**        VALUE

California (continued)
 --------------------------------------------------------------------------------------
$ 3,680,000    Santa Ana, Fin. Auth. Lease Rev. Bonds
                (Police Admin. & Hldg. Fac.) Ser. A, MBIA,
                6-1/4s, 7/1/17                                   AAA       $ 3,776,600
  6,300,000    U. of CA, Rev. Bonds (Multi-Purpose
                Projects), Ser. A, MBIA, 6-7/8s, 9/1/16          AAA         7,268,625
                                                                          -------------
                                                                            87,629,431
Colorado (1.9%)
 --------------------------------------------------------------------------------------
  4,224,000    CO Hlth. Fac. Auth. Rev. Bonds (Cmnty.
                Provider Pooled Loan Program), Ser. A,
                CGIC, 7-1/4s, 7/15/17                            AAA         4,546,080
  6,055,000    El Paso Cnty., Home Mtge. Rev. Bonds Ser.
                A, GNMA Coll., 8s, 3/1/21                        AAA         6,342,613
                                                                          -------------
                                                                            10,888,693
Delaware (1.0%)
 --------------------------------------------------------------------------------------
  5,000,000    DE State Econ. Dev. Auth. Poll. Control
                Rev. Bonds (Delmarva Pwr.), Ser. B, FGIC,
                7.15s, 7/1/18                                    AAA         5,431,250
Florida (9.2%)
 --------------------------------------------------------------------------------------
    900,000    Dade Cnty., Hlth. Fac. Auth. Hosp. Rev.
                Bonds (North Shore Med. Ctr. Project),
                AMBAC, 9-1/8s, 10/1/13                           AAA           925,875
  4,965,000    FL Hsg. Fin. Agcy. Home Ownership Rev.
                Bonds 1987 G2--Cl. B, GNMA Coll., 8.595s,
                11/1/18                                          AAA         5,306,344
 13,675,000    Hernando Cnty., Rev. Bonds (Criminal
                Justice Complex Fin. Project), FGIC,
                7.65s, 7/1/16                                    AAA        16,768,969
  5,500,000    Orange Cnty., Hlth. Fac. Auth. IFB Ser.
                91-C, MBIA, 8.259s, 10/29/21                     AAA         5,885,000
               Orange Cnty., Hlth. Fac. Rev. Bonds (Pooled
                Hosp. Loan Project)
    150,000     Ser. A, FGIC, 7-7/8s, 12/1/25                    AAA           159,375
 10,850,000     Ser. B, BIGI, 7-7/8s, 12/1/25                    AAA        11,528,125
  5,000,000    Orlando & Orange Cnty. Expwy. Auth. Rev.
                Bonds (Expwy. Rev.), FGIC, 8-1/4s, 7/1/14        AAA         6,387,500
  4,000,000    Sumter Cnty., School Dist. Rev. Bonds
                (Multi Dist. Loan Program), CGIC, 7.15s,
                11/1/15                                          AAA         4,625,000
                                                                          -------------
                                                                            51,586,188
Georgia (3.3%)
 --------------------------------------------------------------------------------------
               GA Muni. Elec. Auth. Pwr. Rev. Bonds.
  7,500,000     Ser. B, AMBAC, 6-1/4s, 1/1/12                    AAA         7,865,625
 10,000,000     Ser. B, BIGI, zero %, 1/1/08                     AAA         5,025,000
  5,500,000    GA Muni. Elec. Auth. Special Obligation
                Rev. Bonds (Crossover Ser. Project One),
                AMBAC, 6.4s, 1/1/13                              AAA         5,830,000
                                                                          -------------
                                                                            18,720,625
Idaho (0.1%)
 --------------------------------------------------------------------------------------
    500,000    ID Hlth. Fac. Auth. Rev. Bonds (Kootenai
                Med. Ctr. Project), MBIA, 9-1/8s, 8/1/15         AAA           510,000

14

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                             RATINGS**        VALUE
Illinois (4.0%)
 --------------------------------------------------------------------------------------
$  950,000     Aurora, Hosp. Fac. Rev. Bonds (Mercy Ctr.
                Hlth. Care Svcs.), Ser. A, AMBAC, 9-5/8s,
                10/1/09                                          AAA       $   977,313
 2,600,000     Chicago, Central Pub. Library Rev. Bonds
                Ser. B, AMBAC, 6.85s, 1/1/17                     AAA         2,954,250
 6,780,000     Chicago, Pub. Bldg. Comm. Bldg. Rev. Bonds
                (Cmnty. Bldg.), Ser. A, MBIA, 7s, 1/1/20         AAA         7,788,525
 5,000,000     Chicago, Res. Mtge. Rev. Bonds Ser. B.,
                MBIA, zero %, 10/1/09                            AAA         1,862,500
 5,000,000     IL Dev. Fin. Auth. Sch. Dist. Rev. Bonds
                (PG-Cmnty. High Sch. #155), MBIA, zero %,
                12/1/13                                          AAA         1,612,500
 5,000,000     Metro. Pier & Exposition Auth. Tax Rev.
                Bonds, Ser. A, FGIC, zero %, 6/15/17             AAA         1,262,500
 5,000,000     Regional Trans. Auth. Rev. Bonds Ser. A,
                AMBAC, 8s, 6/1/17                                AAA         6,200,000
                                                                          -------------
                                                                            22,657,588
Indiana (1.9%)
 --------------------------------------------------------------------------------------
 7,500,000     IN Hlth. Fac. Fin. Auth. Hosp. Rev. Bonds
                (Columbus Regl. Hosp.), CGIC, 7s, 8/15/15        AAA         8,296,875
 2,435,000     Marion Cnty., Hosp. Auth. Fac. Rev. Bonds
                (Cmnty. Hosp.), MBIA, 9s, 5/1/08                 AAA         2,514,138
                                                                          -------------
                                                                            10,811,013
Kentucky (0.1%)
 --------------------------------------------------------------------------------------
   425,000     KY Hsg. Corp. Multi-Fam. Mtge. Rev. Bonds
                Ser. A, BIGI, 8-7/8s, 7/1/19                     AAA           434,031
Louisiana (0.9%)
 --------------------------------------------------------------------------------------
 2,861,907     East Baton Rouge, Mtge. Fin. Auth.
                Single-Fam. Mtge. Rev. Bonds, Ser. B, GNMA
                Coll., 8-1/4s, 2/25/11                           AAA         3,030,044
               LA Hsg. Fin. Agcy. Single Fam. Mtge. Rev.
                Bonds
   480,000      Ser. 85A, FGIC, 9-3/8s, 2/1/15                   AAA           498,000
 1,310,000      GNMA Coll., 9-1/8s, 11/1/18                      AAA         1,373,863
                                                                          -------------
                                                                             4,901,907
Massachusetts (2.0%)
 --------------------------------------------------------------------------------------
 5,000,000     MA Muni. Wholesale. Elec. Co. Pwr. Supply.
                Syst. Rev. Bonds, Ser. A, AMBAC, 5s,
                7/1/17                                           AAA         4,368,750
               MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
 2,000,000      (Metro. West Health Inc.) Ser. C, AMBAC,
                6.4s, 11/15/11                                   AAA         2,115,000
 5,000,000      (Baystate Med. Ctr.), Ser. D, FGIC, 6s,
                7/1/15                                           AAA         5,025,000
                                                                          -------------
                                                                            11,508,750
Michigan (3.1%)
 --------------------------------------------------------------------------------------
   800,000     Kent Hosp. Fin. Auth. Hosp. Fac. Rev. Bonds
                (Pine Rest Christian Hosp. Assn.), FGIC,
                9s, 11/1/10                                      AAA           826,000

15

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                             RATINGS**        VALUE
Michigan (continued)
 --------------------------------------------------------------------------------------
               MI State Hsg. Dev. Auth. Multi-Fam. Rev.
                Bonds Ser. A, FGIC
$   800,000     8-7/8s, 7/1/17                                   AAA       $   823,000
  3,000,000     8-3/8s, 7/1/19                                   AAA         3,195,000
               MI Strategic Fund Ltd. Oblig. Rev. Bonds
                (Detroit Edison Project)
  4,000,000     Ser. BB, AMBAC, 7s, 5/1/21                       AAA         4,555,000
  2,750,000     Ser. AA, FGIC, 6.95s, 5/1/11                     AAA         3,076,563
  4,735,000    MI Trunk Line Rev. Bonds Ser. A, AMBAC,
                zero %, 10/1/11                                  AAA         1,811,138
  3,500,000    West Bloomfield, School Dist. Rev. Bonds
                MBIA, 5-1/8s, 5/1/14                             AAA         3,141,250
                                                                          -------------
                                                                            17,427,951
Missouri (1.1%)
 --------------------------------------------------------------------------------------
               MO, State Hlth. & Ed. Fac. Auth. Rev. Bonds
  2,500,000     (Heartland Hlth. Syst. Project), AMBAC,
                6.35s, 11/15/17                                  AAA         2,575,000
  4,000,000     (St. Luke's Health Syst.), MBIA, 5.1s,
                11/15/13                                         AAA         3,645,000
                                                                          -------------
                                                                             6,220,000
Nebraska (1.7%)
 --------------------------------------------------------------------------------------
  3,000,000    NE Investment Fin. Auth. Hosp. IFB MBIA,
                8.726s, 11/15/16                                 AAA         3,228,750
    900,000    NE Investment Fin. Auth. Single Fam. Mtge.
                IFB Ser. B, GNMA, 10.557s, 3/15/22               AAA         1,006,875
  5,045,000    NE Investment Fin. Auth. Single Fam. Mtge.
                Rev. Bond Ser. 1, MBIA, 8-1/8s, 8/15/38          AAA         5,265,719
                                                                          -------------
                                                                             9,501,344
Nevada (0.9%)
 --------------------------------------------------------------------------------------
  4,500,000    Clark Cnty., School Dist. G.O. Bonds Ser.
                A, MBIA, 7s, 6/1/10                              AAA         5,062,500
New Hampshire (0.5%)
 --------------------------------------------------------------------------------------
  2,500,000    NH State Tpk. Sys. IFB, FGIC, 9.119s,
                11/1/17                                          AAA         2,871,875
New Jersey (6.0%)
 --------------------------------------------------------------------------------------
  3,000,000    Middlesex Cnty., Utils. Auth. Swr. IFB Ser.
                A, MBIA, 7.494s, 8/15/10                         AAA         3,176,250
  5,925,000    NJ Econ. Dev. Auth. Mkt. Transition Fac.
                Rev. Bonds Sr.-Lien, Ser A, MBIA, 5-7/8s,
                7/1/11                                           AAA         5,947,219
  6,000,000    NJ Econ. Dev. Auth. Wtr. Facs. Rev. Bonds
                (Hackensack Water), MBIA, 5.9s, 3/1/24           AAA         5,797,500
               Salem Cnty, Ind. Poll. Control Fin. Auth.
                Rev. Bonds (Pub. Svc. Elec. & Gas Co.
                Project),
 10,000,000     Ser. C, MBIA, 6.2s, 8/1/30                       AAA        10,100,000
 10,000,000     Ser. A, MBIA, 5.45s, 2/1/32                      AAA         8,925,000
                                                                          -------------
                                                                            33,945,969

16

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                             RATINGS**        VALUE
New Mexico (0.9%)
 --------------------------------------------------------------------------------------
$ 4,150,000    Los Alamos Cnty., Util. Syst. Rev. Bonds
                Ser. A, FSA, 6s, 7/1/15                           AAA      $ 4,191,500
  1,030,000    NM Mtge. Fin. Auth. Single Fam. Mtge. Rev.
                Bonds Ser. C, FGIC, 8-1/2s, 7/1/07                AAA        1,071,200
                                                                          -------------
                                                                             5,262,700
New York (11.6%)
 --------------------------------------------------------------------------------------
    635,000    Erie Cnty., Wtr. Auth. Rev. Rfdg. Bonds
                (Fourth Resolution), AMBAC, zero %,
                12/1/17                                           AAA          127,794
               NY City Muni. Wtr. Fin. Auth. Wtr. & Swr.
                Syst. Rev. Bonds
  7,265,000     Ser. B, FGIC, 7-1/2s, 6/15/11                     AAA        8,509,131
  2,735,000     Refunded, Ser. B, FGIC, 7-1/2s, 6/15/11           AAA        3,244,394
  1,000,000    NY City Muni. Wtr. Fin. Auth. VRDN
                Ser. G, FGIC, 3.85s, 6/15/24                    VMIG1        1,000,000
 10,000,000    NY City Muni. Wtr. Fin. Auth. Rev. Bonds
                MBIA, 5.678s, 6/15/19                             AAA        9,512,500
  5,500,000    NY State Dorm. Auth. Rev. Bonds (Mt. Sinai
                Medical School), Ser. A, MBIA, 5s, 7/1/21         AAA        4,771,250
  3,000,000    NY State Energy Research & Dev. Auth. IFB
                MBIA, 7.234s, 7/8/26                              AAA        2,512,500
  9,750,000    NY State Energy Res. & Dev. Auth. Poll.
                Control Rev. Bonds
                (Niagara Mohawk Pwr. Corp.) Ser. A, FGIC,
                7.2s, 7/1/29                                      AAA       10,859,063
               NY State Med. Care Fac. Fin. Agcy. Rev.
                Bonds (Mental Hlth. Svcs.)
 10,000,000     Ser A, AMBAC, 5.8s, 8/15/22                       AAA        9,712,500
  5,870,000     Ser. A, FGIC, 5-1/2s, 8/15/21                     AAA        5,466,438
  4,350,000     Ser. F, FSA, 5-1/4s, 2/15/21                      AAA        3,898,688
  6,000,000    Suffolk Cnty., Wtr. Auth. Wtrwks. Rev.
                Bonds MBIA, 5s, 6/1/17                            AAA        5,317,500
                                                                          -------------
                                                                            64,931,758
North Carolina (1.3%)
 --------------------------------------------------------------------------------------
  8,000,000    NC Muni. Pwr. Agcy. Rev. Bonds (No. 1
                Catawba Electric), MBIA, 5.6s, 1/1/20             AAA        7,440,000
Ohio (3.6%)
 --------------------------------------------------------------------------------------
               OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev.
                Bonds
  3,149,000     Ser. B, GNMA Coll., 8-1/4s, 12/15/19              AAA        3,302,514
  6,420,000     Ser. C, GNMA Coll., 8-1/8s, 3/1/20                AAA        6,765,075
 12,124,355     Ser. 85-A, FGIC, zero %, 1/15/15                  AAA        1,848,964
  4,300,000    OH Muni. Elec. Generation Agcy. Jt. Venture
                Rev. Bonds, AMBAC, 5-3/8s, 2/15/24                AAA        3,939,875
  4,000,000    OH State Air Quality Dev. Auth. Rev. Bonds
                (Poll. Ctl. OH Edison), Ser. B, AMBAC,
                5-5/8s, 11/15/29                                  AAA        3,825,000
    210,000    OH State Wtr. Dev. Auth. Rev. Bonds AMBAC,
                9-3/8s, 12/1/18                                   AAA          218,663
                                                                          -------------
                                                                            19,900,091

17

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                             RATINGS**        VALUE
Oklahoma (1.1%)
 --------------------------------------------------------------------------------------
$5,850,000     OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
                Ser. A, GNMA Coll., 8-1/4s, 12/1/20              AAA       $ 6,069,375
Pennsylvania (7.4%)
 --------------------------------------------------------------------------------------
 5,000,000     Hazleton Area Sch. Dist. Rev. Bonds Ser. A,
                FGIC, 6s, 3/1/16                                 AAA         5,025,000
 4,000,000     Keystone Oaks, School Dist. Rev. Bonds
                Ser. C, AMBAC, 5.829s, 9/1/16                    AAA         3,920,000
 2,000,000     Montgomery Cnty., Higher Ed. & Hlth. Auth.
                Hosp. Rev. Bonds
                (Sacred Heart Hosp. Norristown), Ser. A,
                BIGI, 6.8s, 2/1/13                               AAA         2,022,500
 9,000,000     PA Inter-Governmental Coop Auth. Rev. Bonds
                (Special Tax-City of Philadelphia Funding
                Program), MBIA, 5-5/8s, 6/15/23                  AAA         8,426,250
 5,000,000     PA State COP, Ser. A, AMBAC, 5s, 7/1/15           AAA         4,375,000
 4,500,000     PA State Higher Edl. Facs. Auth. Rev. Bonds
                (Hahnemann U. Project), MBIA, 7.2s, 7/1/19       AAA         4,831,875
               Philadelphia, Muni. Auth. Rev. Bonds, FGIC
   620,000      7.8s, 4/1/18                                     AAA           687,425
 6,045,000      7.8s, 4/1/18                                     AAA         6,898,856
 3,000,000     Philadelphia, Regl. Port Auth. Lease IFB
                (Kidder Mvrics), MBIA, 7.93s, 9/1/13             AAA         3,101,250
 2,000,000     Schuylkill Cnty., Redev. Auth. Lease Rev.
                Bonds Ser. A, FGIC, 7-1/8s, 6/1/13               AAA         2,217,500
                                                                          -------------
                                                                            41,505,656
Puerto Rico (1.6%)
 --------------------------------------------------------------------------------------
 3,700,000     Cmnwlth. of Puerto Rico G.O. Bonds
                MBIA, 5-1/4s, 7/1/18                             AAA         3,413,250
 6,000,000     Cmnwlth. of Puerto Rico, IFB, FSA, 7.382s,
                7/1/20                                           AAA         5,782,500
                                                                          -------------
                                                                             9,195,750
Rhode Island (0.8%)
 --------------------------------------------------------------------------------------
 4,315,000     RI Depositors Econ. Protection Corp.
                Special Oblig. Rev. Bonds, Ser. A, MBIA,
                7-1/4s, 8/1/21                                   AAA         4,541,538
Texas (7.9%)
 --------------------------------------------------------------------------------------
 3,505,000     Bexar Cnty. Hlth. Facs. Dev. Corp. Hosp.
                Corp. Rev. Bonds, Baptist Memorial Hosp.
                Sys. Project), MBIA, 6-1/2s, 2/15/15             AAA         3,645,200
   312,000     Dallas Cnty, Hsg. Fin. Corp. Single Fam.
                Mtge. Rev. Bonds, MBIA 10s, 10/1/07              AAA           321,750
    15,000     Dallas Cnty, Hsg. Fin. Corp. Single Fam.
                Mtge. Rev. Bonds (Lomas & Nettleton Co.)
                FGIC, 9.2s, 7/1/06                               AAA            15,506
 5,000,000     Harris Cnty., Hosp. Dist. Mtge. Rev. Rfdg.
                Bonds AMBAC, 7.4s, 2/15/10                       AAA         5,718,750
               Harris Cnty. Toll Rd. Rev. Bonds
 2,520,000      Ser. B, FGIC, 6-5/8s, 8/15/11                    AAA         2,693,250
 4,000,000      Ser. A, AMBAC, 6-1/2s, 8/15/17                   AAA         4,485,000

18

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                             RATINGS**        VALUE
Texas (continued)
 --------------------------------------------------------------------------------------
               Houston, Wtr. & Swr. Sys. Rev. Rfdg. Bonds,
                FGIC
$ 2,310,000     9-3/8s, 12/1/13                                  AAA      $  2,399,513
    390,000     9-3/8s, 12/1/13                                  AAA           405,113
  7,000,000    Lockhart, Correctional Fac. Fin. Corp. Rev.
                Bonds MBIA, 6-5/8s, 4/1/12                       AAA         7,280,000
 10,000,000    Lower Colo. Riv. Auth. Rev. Rfdg. Jr. Lien
                Bonds, FSA, 5-5/8s, 1/1/17                       AAA         9,512,500
  4,630,000    Lubbock, Hsg. Fin. Corp. Single-Fam. Mtge.
                Rev. Bonds Ser. A, GNMA Coll., zero %,
                11/25/17                                         AAA           810,250
  1,500,000    North Central Hlth. Fac. Dev. Corp. Rev.
                Bonds (Methodist Hosp.-Dallas), Ser. A,
                BIGI, 9-1/2s, 10/1/15                            AAA         1,543,125
  5,000,000    Rio Grande Hlth. Facs. Dev. Corp. Hosp. IFB
                (Baptist Med. Ctr.), Ser. B, MBIA, 6.824s,
                8/1/12                                           AAA         5,225,000
                                                                          -------------
                                                                            44,054,957
Utah (1.1%)
 --------------------------------------------------------------------------------------
  6,400,000    Intermountain Pwr. Agcy. Pwr. Supply Rev.
                Bonds Ser. A, AMBAC, 5.6s, 7/1/21                AAA         5,904,000
Virginia (1.9%)
 --------------------------------------------------------------------------------------
 10,000,000    Fredericksburg, Indl. Dev. Auth. Hosp. Fac.
                IFB FGIC, 8.607s, 8/15/23                        AAA        10,750,000
Washington (1.9%)
 --------------------------------------------------------------------------------------
               WA State Pub. Pwr. Supply Syst. Rev. Bonds
  3,400,000     (Nuclear Project No. 2), Ser. C, FGIC,
                7-3/8s, 7/1/11                                   AAA         3,901,500
  6,000,000     (Nuclear Project No. 3), Ser. B, MBIA,
                7-1/8s, 7/1/16                                   AAA         6,795,000
                                                                          -------------
                                                                            10,696,500
West Virginia (--%)
 --------------------------------------------------------------------------------------
     65,000    WV Hsg. Dev. Auth. Home Ownership Mtge.
                Rev. Bonds Ser. A., FGIC, 9.1s, 1/1/14           AAA            66,706
Wisconsin (1.4%)
 --------------------------------------------------------------------------------------
  2,000,000    Superior, Ltd. Oblig. Rev. Bonds (Midwest
                Energy Resources), Ser. E, FGIC, 6.9s,
                8/1/21                                           AAA         2,232,500
  5,000,000    WI Hlth. Fac. Auth. Rev. Bonds (Meriter
                Hosp. Inc.), FGIC, 8-3/8s, 12/1/09               AAA         5,562,500
                                                                          -------------
                                                                             7,795,000
Wyoming (0.9%)
 --------------------------------------------------------------------------------------
  5,000,000    Laramie Cnty., Indl. Dev. Rev. Bonds
                (Cheyene Lt., Fuel & Pwr. Co.), Ser. A,
                AMBAC, 7-1/4s, 9/1/21                            AAA         5,237,494
-----------     -------------------------------------------    --------   -------------
               Total Investments (cost $523,457,045)***                   $551,443,265
                                                                          =============

NOTES
  * Percentages indicated are based on net assets of $561,700,523, which correspond to a net asset value per class A, class B and class M shares of $14.86, $14.87 and $14.86, respectively.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at July 31, 1995 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 1995. Ratings are not covered by the Report of Independent Accountants.

*** The aggregate identified cost for federal income tax purposes is $523,623,186, resulting in gross unrealized appreciation and depreciation of $31,058,653 and $3,238,574, respectively, or net unrealized appreciation of $27,820,079.

    The rates shown on IFBs, which are securities paying variable interest rates that vary inversely to changes in the market interest rates, and VRDNs are the current interest rates at July 31, 1995, which are subject to change based on the terms of the security.

    The fund had the following insurance concentration greater than 10% of net assets at July 31, 1995:

         MBIA                                             37.2%
         FGIC                                             21.7
         AMBAC                                            16.6

    The fund had the following industry group concentrations greater than 10% of net assets at July 31, 1995:

         Utilities                                        20.9%
         Hospitals/ Health Care                           14.5

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities
July 31, 1995

 Assets
 -------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $523,457,045) (Note 1)    $551,443,265
 -------------------------------------------------------------------------------------------
Cash                                                                                286,839
 -------------------------------------------------------------------------------------------
Interest receivable                                                               8,350,369
 -------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,257,018
 -------------------------------------------------------------------------------------------
Receivable for securities sold                                                    2,637,039
 -------------------------------------------------------------------------------------------
Total assets                                                                    563,974,530
 -------------------------------------------------------------------------------------------
Liabilities
 -------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               998,876
 -------------------------------------------------------------------------------------------
Payable for Trustees fees (Note 2)                                                      162
 -------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          544,206
 -------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        282,193
 -------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           79,058
 -------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,195
 -------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              305,611
 -------------------------------------------------------------------------------------------
Other accrued expenses                                                               62,706
 -------------------------------------------------------------------------------------------
Total liabilities                                                                 2,274,007
 -------------------------------------------------------------------------------------------
Net assets                                                                     $561,700,523
 -------------------------------------------------------------------------------------------
Represented by
 -------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 3)                                                $541,634,539
 -------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (524,841)
 -------------------------------------------------------------------------------------------
Accumulated net realized loss on investment and futures transactions
  (Note 1)                                                                       (7,395,395)
 -------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       27,986,220
 -------------------------------------------------------------------------------------------
Total--Representing net assets applicable
  to capital shares outstanding                                                $561,700,523
 -------------------------------------------------------------------------------------------
Net asset and redemption price of class A shares
  ($184,240,545 divided by 12,400,211 shares)                                         $14.86
 -------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $14.86)*                               $15.60
 -------------------------------------------------------------------------------------------
Net asset value and offering price of class B share
  ($377,442,691 divided by 25,380,060 shares)+                                        $14.87
 -------------------------------------------------------------------------------------------
Net asset value and redemption price of class M shares
  ($17,287 divided by 1,163 shares)                                                   $14.86
 -------------------------------------------------------------------------------------------
Offering price per share (100/96.75 of $14.86)**                                      $15.36
 -------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

  The accompanying notes are an integral part of these financial statements.

Statement of operations
Year ended July 31, 1995

Tax exempt interest income                                $36,690,228
 ---------------------------------------------------------------------
Expenses:
 ---------------------------------------------------------------------
Compensation of Manager (Note 2)                            3,286,811
 ---------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                331,359
 ---------------------------------------------------------------------
Compensation of Trustees (Note 2)                              20,081
 ---------------------------------------------------------------------
Reports to shareholders                                        37,342
 ---------------------------------------------------------------------
Auditing                                                       35,129
 ---------------------------------------------------------------------
Legal                                                          12,751
 ---------------------------------------------------------------------
Postage                                                        17,052
 ---------------------------------------------------------------------
Administrative services (Note 2)                               14,290
 ---------------------------------------------------------------------
Registration fees                                              76,414
 ---------------------------------------------------------------------
Distribution fees--Class A (Note 2)                           327,934
 ---------------------------------------------------------------------
Distribution fees--Class B (Note 2)                         3,344,389
 ---------------------------------------------------------------------
Distribution fees--Class M (Note 2)                                 5
 ---------------------------------------------------------------------
Other                                                          11,593
 ---------------------------------------------------------------------
Total expenses                                              7,515,150
 ---------------------------------------------------------------------
Net investment income                                      29,175,078
 ---------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)             (611,056)
 ---------------------------------------------------------------------
Net realized loss on written options (Notes 1 and 3)         (421,263)
 ---------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)            (1,341,408)
 ---------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                           8,753,042
 ---------------------------------------------------------------------
Net gain on investment transactions                         6,379,315
 ---------------------------------------------------------------------
Net increase in net assets resulting from operations      $35,554,393
 ---------------------------------------------------------------------

    The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

                                                                Year ended
                                                                 July 31
                                                       ----------------------------
                                                           1995           1994
 ----------------------------------------------------------------------------------
Increase (decrease) in net assets
 ----------------------------------------------------------------------------------
Operations:
 ----------------------------------------------------------------------------------
Net investment income                                 $ 29,175,078    $ 29,208,200
 ----------------------------------------------------------------------------------
Net realized gain (loss) on investments                 (2,373,727)         10,055
 ----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments                                              8,753,042     (29,129,498)
 ----------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                              35,554,393          88,757
 ----------------------------------------------------------------------------------
Distributions to shareholders:
 ----------------------------------------------------------------------------------
From net investment income
 ----------------------------------------------------------------------------------
Class A                                                 (9,224,293)     (7,004,732)
 ----------------------------------------------------------------------------------
Class B                                                (19,697,447)    (22,142,492)
 ----------------------------------------------------------------------------------
Class M                                                        (41)              --
 ----------------------------------------------------------------------------------
From net realized gain
 ----------------------------------------------------------------------------------
Class A                                                         --          (2,495)
 ----------------------------------------------------------------------------------
Class B                                                         --          (7,560)
 ----------------------------------------------------------------------------------
In excess of net realized gain
 ----------------------------------------------------------------------------------
Class A                                                    (50,968)       (932,962)
 ----------------------------------------------------------------------------------
Class B                                                   (140,286)     (2,827,335)
 ----------------------------------------------------------------------------------
Increase (decrease) from capital share transactions
(Note 4)                                               (20,715,061)     36,144,510
 ----------------------------------------------------------------------------------
Total increase (decrease) in net assets                (14,273,703)      3,315,691
Net assets
 ----------------------------------------------------------------------------------
Beginning of year                                     $575,974,226    $572,658,535
 ----------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $524,841 and $778,138,
respectively)                                         $561,700,523    $575,974,226
 ----------------------------------------------------------------------------------

    The accompanying notes are an integral part of these financial statements.

Financial Highlights
(For a share outstanding throughout the year)

                                                 For the period
                                                   June 1, 1995                                For the period
                                                  (commencement                            September 20, 1993
                                                 of operations)                                 (commencement
                                                             to         Year ended          of operations) to
                                                        July 31            July 31                    July 31
 -----------------------------------------------------------------------------------------------------------------
                                                           1995               1995                       1994
 -----------------------------------------------------------------------------------------------------------------
                                                        Class M            Class A
 -----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $15.11             $14.67                     $15.88
 -----------------------------------------------------------------------------------------------------------------
Investment operations
 -----------------------------------------------------------------------------------------------------------------
Net investment income                                       .12                .83                        .73
 -----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments                                                (.25)               .19                      (1.12)
 -----------------------------------------------------------------------------------------------------------------
Total from investment operations                           (.13)              1.02                       (.39)
 -----------------------------------------------------------------------------------------------------------------
Less distributions:
 -----------------------------------------------------------------------------------------------------------------
From net investment income                                 (.12)              (.82)                      (.72)
 -----------------------------------------------------------------------------------------------------------------
From net realized gain on investments                        --                 --                         --
 -----------------------------------------------------------------------------------------------------------------
In excess of net realized gain on
investments                                                  --               (.01)                      (.10)
 -----------------------------------------------------------------------------------------------------------------
Total distributions                                        (.12)              (.83)                      (.82)
 -----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $14.86             $14.86                     $14.67
 -----------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (b)        (0.87)(a)           7.21                      (2.49)(a)
 -----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                    $17           $184,241                   $143,079
 -----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                 .14(a)             .89                        .80(a)
 -----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
net assets (%)                                              .73(a)            5.68                       4.73(a)
 -----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    37.62              37.62                      47.72
 -----------------------------------------------------------------------------------------------------------------


 Year ended July
             31
------------------------------------------------------------------------
           1995          1994          1993          1992          1991
------------------------------------------------------------------------
                                    Class B
------------------------------------------------------------------------
         $14.68        $15.50        $15.42        $14.38        $14.25
------------------------------------------------------------------------

------------------------------------------------------------------------
            .73           .74           .75           .76           .79
------------------------------------------------------------------------
            .20          (.73)          .28          1.14           .14
------------------------------------------------------------------------
            .93           .01          1.03          1.90           .93
------------------------------------------------------------------------

------------------------------------------------------------------------
           (.73)         (.73)         (.75)         (.77)         (.80)
------------------------------------------------------------------------
             --            --          (.20)         (.09)            --
------------------------------------------------------------------------
           (.01)         (.10)           --            --             --
------------------------------------------------------------------------
           (.74)         (.83)         (.95)         (.86)         (.80)
------------------------------------------------------------------------
         $14.87        $14.68        $15.50        $15.42        $14.38
------------------------------------------------------------------------
           6.53          0.00          7.00         13.63          6.79
------------------------------------------------------------------------
       $377,443      $432,895      $572,659      $466,135      $359,465
------------------------------------------------------------------------
           1.54          1.53          1.74          1.79          1.68
------------------------------------------------------------------------
           5.05          4.81          4.88          5.16          5.60
------------------------------------------------------------------------
          37.62         47.72         42.01         66.18         54.69
------------------------------------------------------------------------

(a) Not annualized.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

Notes to financial statements
July 31, 1995

Note 1
Significant accounting policies

The fund is a series of Putnam Tax-Free Income Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt securities that are covered by insurance guaranteeing the timely payment of principal and interest, are rated AAA or Aaa, or are backed by the U.S. government.

The fund offers class A, class B and class M shares. The fund commenced its public offering of class M shares on June 1, 1995. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and an ongoing distribution fee that is higher than class A shares and lower than class B shares. Expenses of the fund are borne pro-rata by the shareholders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund if the fund were liquidated.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures The fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of a U.S. Government security at a set price on a future date.

Upon entering into such a contract the fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the futures. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized gains or losses.

When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in value of the hedged instruments. In addition, there is a risk that the fund may not be able to close out its futures positions due to an illiquid secondary market.

D) Option accounting principles The fund may, to the extent consistent with its investment objectives and policies, seek to increase its current returns by writing covered call and put options on securities it owns or in which it may invest. When a fund writes a call or put option, an amount equal to the premium received by the fund is included in the fund's "Statement of assets and liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of an option written. The current market value of an option is the last sale price or, in the absence of a sale, the last offering price. If an option expires on its stipulated expiration date, or if the fund enters into a closing purchase transaction, the fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the fund purchases upon exercise of the option.

The risk in writing a call option is that the fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the fund may not be able to enter into a closing transaction because of an illiquid secondary market.

The fund may also, to the extent consistent with its investment objectives and policies, buy put options to protect its portfolio holdings in an underlying security against a decline in market value. The fund may buy call options to hedge against an increase in the price of the securities that the fund ultimately wants to buy. The fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income. The premium paid by a fund for the purchase of a put or call option is included in the fund's "Statement of assets and liabilities" as an investment and is subsequently "marked-to-market" to reflect the current market value of the option. If an option the fund has purchased expires on the stipulated expiration date, the fund realizes a loss in the amount of the cost of the option. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the fund exercises a call option, the cost of securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium origi-nally paid. The risk associated with purchasing options is limited to the premium originally paid.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains. At July 31, 1995, the fund had a capital loss carryover of approximately $1,064,000 available to offset future net capital gain, if any, which will expire on July 31, 2003.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions are recorded on the ex-dividend date and paid annually, or as necessary to meet the distribution requirements described above.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of post-October loss deferrals, losses on wash sale transactions, realized gains and losses on certain future contracts and capital loss carryover.

G) Amortization of bond premium and discount Any premium resulting from the purchase of securities is amortized using the effective yield to maturity method for bonds issued after September 27, 1985, and on a straight-line basis for bonds issued prior thereto. The premium in excess of the call price, if any, is amortized to the call date: thereafter, the remaining excess premium is amortized to maturity. Discount on zero-coupon and stepped coupon bonds is accreted according to the effective yield method.

H) Expenses of the Trust Expenses directly charged or attributable to the fund will be paid from the assets of the fund. Generally, expenses of the Trust will be allocated and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Investment Management Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on 0.60% of the first $500 million of average net assets; 0.50% of the next $500 million; 0.45% of the next $500 million and 0.40% of any amount over $1.5 billion. Such fees are subject to reduction, under current law, in any year to the extent that expenses (exclusive of distribution fees, brokerage, interest and taxes) of the fund exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of any amount over $100 million and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of the Manager of the fund's portfolio transactions.

The fund also reimburses the manager for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggre-gate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $1,220, and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of the Manager and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended July 31, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions are being provided to the fund by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC. Investor servicing and custodian fees reported in the Statement of operations for the year ended July 31, 1995 have been reduced by credits allowed by PFTC.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended July 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $14,530 from the sale of class A shares and $12 for the sale of class M shares. There was $864,745 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares purchased as part of an investment of $1 million or more. For the year ended July 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received $24,212 on class A redemptions. There were no contingent deferred sales charges on class M redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 1995, purchases and sales of investment securities other than short-term municipal obligations aggregated
$203,099,134 and $223,777,431, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

The following is a summary of written options activity during the year ended July 31, 1995:
                                                   Number of        Premiums
                                                   Contracts        Received
-----------------------------------------------------------------------------
Options opened at beginning of year                       --     $      --
Options written                                   40,400,028        966,955
Options sold                                     (40,400,028)      (966,955)
-----------------------------------------------------------------------------
Written options outstanding at end of period              --     $      --
-----------------------------------------------------------------------------

Note 4
Capital shares

At July 31, 1995, there was an unlimited number of shares of beneficial interest authorized divided into class A, class B and class M shares. Transactions in capital shares were as follows:

                                                               September 20, 1993
                                                                (commencement of
                                     Year ended                  operations) to
                                       July 31                       July 31
                             ---------------------------------------------------------
                                        1995                          1994
--------------------------------------------------------------------------------------
Class A                         Shares        Amount         Shares         Amount
--------------------------------------------------------------------------------------
Shares sold                    4,343,427   $ 61,969,526    10,582,170    $168,126,740
Shares issued in
connection with
reinvestment of
distributions                    366,885      5,321,976       345,090       4,608,153
--------------------------------------------------------------------------------------
                               4,710,312     67,291,502    10,927,260     172,734,893
Shares repurchased            (2,061,211)   (29,864,967)   (1,176,150)    (17,969,942)
--------------------------------------------------------------------------------------
Net increase                   2,649,101   $ 37,426,535     9,751,110    $154,764,951
--------------------------------------------------------------------------------------

                                                 Year ended July 31
                             ---------------------------------------------------------
                                        1995                          1994
--------------------------------------------------------------------------------------
Class B                         Shares        Amount         Shares     Amount
--------------------------------------------------------------------------------------
Shares sold                    2,875,400  $  41,920,297     4,899,248    $  75,602,157
Shares issued in
connection with
reinvestment of
distributions                    858,519     12,416,984     1,046,236       16,046,023
--------------------------------------------------------------------------------------
                               3,733,919     54,337,281     5,945,484       91,648,180
Shares repurchased            (7,836,307)  (112,496,308)  (13,406,532)    (210,268,621)
--------------------------------------------------------------------------------------
Net decrease                  (4,102,388) $ (58,159,027)   (7,461,048)   $(118,620,441)
--------------------------------------------------------------------------------------

                                                   June 1, 1995
                                      (commencement of operations) to July 31
                              -------------------------------------------------------
                                                       1995
-------------------------------------------------------------------------------------
Class M                                Shares                       Amount
-------------------------------------------------------------------------------------
Shares sold                            1,161                        $17,400
Shares issued in
connection with
reinvestment of
distributions                              2                             31
-------------------------------------------------------------------------------------
                                       1,163                         17,431
Shares repurchased                        --                             --
-------------------------------------------------------------------------------------
Net increase                           1,163                        $17,431
-------------------------------------------------------------------------------------

Federal Tax Information
(unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes. The Form 1099, you will receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995.

Fund information

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT
ACCOUNTANTS
Price Waterhouse LLP

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

James E. Erickson
Vice President

Richard P. Wyke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free Insured Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency, and involve risk, including the possible loss of principal amount invested.

PUTNAM INVESTMENTS

       The Putnam Funds
       One Post Office Square
       Boston, Massachusetts 02109


-------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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19850-438/035